EXHIBIT 6.4

NOTICE OF INTENT TO HOLD THE HR#1-6 LODE MINING CLAIMS,
FILED WITH THE BUREAU OF LAND MANAGEMENT ON
AUGUST 15, 2007

Leroy Halterman
802 Piedra Vista NE
Albuquerque, New Mexico 87123

Bureau of Land Management
New Mexico State Office
1474 Rodeo Road
Santa Fe, New Mexico  87502

FAX #  (505) 438-7456

Atn: Claims Recording Department

RE :	NOTICE OF INTENT TO HOLD AND PAYMENT OF MAINTANCE FEES
HR #1-6, LODE MINING CLAIMS

The undersigned wishes to hold the claims listed below and pay the $125 per claim for a total of $750 for the 2007-2008 BLM Maintenance Fees by credit card.  You may contact me for the required credit card information at (505) 235-4467.

Claim Name	Location	BLM Serial No.
HR #1	Section	27	T26S R13W	MMC 170584

HR #2	Section	27	T26S R13W	MMC 170585

HR #3	Section	27	T26S R13W	MMC 170586

HR #4	Section	27	T26S R13W	MMC 170587

HR #5	Section	27	T26S R13W	MMC 170588

HR #6	Section	27	T26S R13W	MMC 170589

Dated this 15th Day of August, 2007

/s/ Leroy Halterman

Leroy Halterman
Agent, Homeland Resources